UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2017

TEXAS PACIFIC LAND TRUST

(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (IRS Employer Identification Number)

1700 Pacific Avenue, Suite 2770, Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At a Special Meeting of the Holders of Sub-share Certificates of Proprietary Interest (“Sub-share Certificates”) on January 12, 2017 (the “Special Meeting”) of Texas Pacific Land Trust (the “Trust”), the holders of Sub-share Certificates elected David E. Barry as a Trustee to fill the vacancy created by the death of James K. Norwood.

Mr. Barry was born in New York City in 1945. He graduated from the College of the Holy Cross in 1966 with a degree in Physics and from Harvard Law School in 1969. Mr. Barry began his career at the law firm of Kelley Drye & Warren LLP in 1969, becoming a partner on January 1, 1978. He spent his entire career at this firm, including representing the Trust for many years, until he became a retired partner in 2012. Beginning in 2007 and then full time starting in 2012, Mr. Barry worked as President of Sidra Real Estate, Inc., a former client with commercial real estate holdings throughout the United States. In addition, in 2012 and 2014, Mr. Barry became President of Tarka Resources, Inc. and Tarka, Inc., respectively, both of which are involved in oil and gas exploration in Texas, Oklahoma and Louisiana and which firms merged on November 18, 2016 into Tarka Resources, Inc. The Trustees have determined that Mr. Barry qualifies as “independent” within the meaning of the rules of the New York Stock Exchange. Mr. Barry will serve on the Audit, Pension and Nominating, Compensation and Governance Committees.

There are no arrangements or understandings between Mr. Barry and any other person pursuant to which Mr. Barry was nominated for election as Trustee. There are no family relationships between Mr. Barry and any other Trustee or executive officer of the Trust. Mr. Barry is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Barry will receive $2,000 annually for his service as a Trustee.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the holders of sub-share certificates of proprietary interest of the Trust voted on one proposal. Proxies for the Special Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. There was no solicitation of proxies in opposition to management’s nominee as listed in the proxy statement, and such nominee was elected as a Trustee. Details of the voting are provided below:

Proposal 1:

To elect David E. Barry as a Trustee to serve until his resignation or death or removal for cause.

	Votes For	Votes Withheld
David E. Barry	4,421,776	2,483,543

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST

Date: January 18, 2017	By:	/s/ Robert J. Packer
Robert J. Packer
General Agent

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